Financial Instruments - Estimated Fair Market Values of Financial Instruments Not Carried at Fair Value in Consolidated Balance Sheets (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Debt Instrument Fair Value Carrying Value [Abstract]
Total	$ 21,472	$ 21,976	$ 20,039
Financing receivables, fair value	21,427	21,974
Total	29,594	29,866
Debt, fair value	$ 29,883	$ 30,361